Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long-term debt maturities
As of December 31, 2021, long-term debt matures as follows (in thousands):

2022	$—
2023	875
2024	2,131
2025	2,174
2026	2,218
Thereafter	3,602
Total maturities of long-term debt	11,000
Less: Current portion of long-term debt	—
Total long-term debt, net of current portion	$11,000